UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: April 10, 2008): April 11, 2008

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-32315	33-1031445
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

450 West 33rd Street
5th Floor
New York, New York 10001
(Address of Principal executive offices, including Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 10, 2008, each of Richard P. Crystal’s and Ronald W. Ristau’s Second Amended and Restated Employment Agreement, dated August 25, 2004 was amended.  The amendments provide for, among other matters, the executives’ target bonus under the Company’s incentive compensation plan to be payable once in relation to the Company’s operating income for first and second fiscal quarters (the “Spring Bonus”), and once both in relation to the Company’s operating income for third and fourth fiscal quarters (the “Fall Bonus”) and in relation to the Company’s operating income for the full fiscal year (“Full Year Bonus”).  Prior to such amendment, the executives’ target bonus was payable once in relation to Spring operating income and once in relation to Fall operating income, but not in relation to full year operating income.

In addition, the amendments increase the target operating income levels related to the Spring Bonus and the Fall Bonus for the current fiscal year (“fiscal year 2008”).  Subsequent to fiscal year 2008, the target operating income levels are based on the growth rates set forth in each of Mr. Crystal’s and Mr. Ristau’s Second Amended and Restated Employment Agreement, dated August 25, 2004.

The April 10, 2008 amendments are attached hereto as Exhibits 10.3 and 10.5 and are incorporated herein by reference.  Also attached hereto as Exhibits are: Amendment No.1 to each of Mr. Crystal’s and Mr. Ristau’s employment agreements, which address certain matters related to Section 409A of the Internal Revenue Code; and Amendment No. 2 to Mr. Crystal’s employment agreement, which reflect Mr. Crystal’s title change to Chairman and Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Description
10.1	Amendment No. 1 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Richard P. Crystal, as amended on December 22, 2006.

10.2	Amendment No. 2 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Richard P. Crystal, as amended on May 4, 2007.

10.3	Amendment No. 3 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Richard P. Crystal, as amended on April 10, 2008.

10.4	Amendment No. 1 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Ronald W. Ristau, as amended on December 22, 2006.

10.5	Amendment No. 2 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Ronald W. Ristau, as amended on April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Ronald W. Ristau
Date: April 11, 2008	Name:	Ronald W. Ristau
	Title:	President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Richard P. Crystal, as amended on December 22, 2006.

10.2	Amendment No. 2 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Richard P. Crystal, as amended on May 4, 2007.

10.3	Amendment No. 3 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Richard P. Crystal, as amended on April 10, 2008.

10.4	Amendment No. 1 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Ronald W. Ristau, as amended on December 22, 2006.

10.5	Amendment No. 2 to Second Amended and Restated Employment Agreement, dated August 25, 2004, between New York & Company, Inc. and Ronald W. Ristau, as amended on April 10, 2008.